EXHIBIT 99.1


                                      Certification Pursuant To
                                       18 U.S.C. Section 1350,
                                        As Adopted Pursuant To
                            Section 906 Of The Sarbanes-Oxley Act Of 2002


In connection with the Quarterly Report of Prime Group Realty Trust (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen J. Nardi, Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Stephen J. Nardi
--------------------

Stephen J. Nardi
Chairman of the Board
November 13, 2002